                           [Confidential Treatment]

                                                                EXHIBIT 10.10

              JOINT MARKETING AGREEMENT WITH REFERRAL FEE PAYMENTS
                                     BETWEEN
                                     RESTRAC
                                       AND
                                PEOPLESOFT, INC.

AGREEMENT, made as of October 1, 1994 between MicroTrac Systems, Inc., a Delaware corporation with its principal place of business at One Dedham Place, Dedham, MA 02026, doing business as Restrac (hereinafter "Restrac"), and PeopleSoft, Inc., a Delaware corporation with its principal place of business at 1331 North California Boulevard, Walnut Creek, CA 94546 (hereinafter "PeopleSoft").

1. DEFINITIONS

For purposes of this Agreement, the following terms shall have the meanings set forth below:

1.1 "Checkbox Sale" - A sale of a license for Resume Reader for PeopleSoft made in accordance with the procedure described by Article 9.1 herein by a PeopleSoft sales representative without significant assistance from Restrac.

1.2 "Distribution Agreement" - The Software Distribution Agreement between MicroTrac Systems, Inc. and PeopleSoft, Inc. made as of May 14, 1993.

1.3 "End User" - A third party who has received a license from Restrac (or from PeopleSoft under the terms of the Distribution Agreement) to use the Resume Reader for PeopleSoft product.

1.4 "HRMS" - Human Resources Management System, a software product which automates the overall human resource management function, including but not limited to personnel administration, position management, benefits, payroll, and applicant tracking.

1.5 "Interface" - The computer software developed by Restrac which enables Resume Reader to interface with the PeopleSoft Recruitment Module of the PeopleSoft HRMS, as modified and enhanced by Restrac and/or PeopleSoft for this purpose.

1.6 "Marketing Plan" - The Marketing Plan developed jointly by PeopleSoft and Restrac in accordance with Article 4 hereunder.

1.7 "PeopleSoft Marks" - The "PeopleSoft" and "PeopleSoft HRMS" trademarks which are owned by PeopleSoft.

1.8 "PeopleSoft Recruitment Interface" - The computer software that defines PeopleSoft database table and column names, enforces PeopleSoft Recruitment rules for entering applicants, and validates data entered into PeopleSoft's Recruitment Module via Resume Reader. As of the Effective Date, the PeopleSoft Recruitment Interface functions in conjunction with Resume Scanner; in the future it is expected that the PeopleSoft Recruitment Interface will be enhanced to allow routing from Resume Finder.

1.9 "Qualified Referral" - A Referral relating to a specific company and business unit who has not contacted, nor been contacted by, Restrac in the 12 months prior to PeopleSoft's submission of a Referral Worksheet.

1.10 "Recruitment Module" - The portion of the PeopleSoft HRMS which tracks information on candidates who have applied for positions within a company.


1.11. "Referral" - PeopleSoft's submission and Restrac's acceptance of a completed Referral Worksheet in accordance with Article 9.1 of this Agreement




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1.12 "Referral Fee" - The percentage of the total software license fees received by Restrac for a sale of Resume Reader for PeopleSoft set forth in accordance with Article 9.3.

1.13 "Referral Worksheet" - A worksheet used to submit Resume Reader for PeopleSoft referrals to Restrac, a copy of which is attached as Exhibit D.

1.14 "Resume Reader" - The Restrac Resume Reader software product identified in Exhibit A, used for resume scanning and retrieval.

1.15 "Resume Reader for PeopleSoft" - The combination of the Resume Reader and Interface software.

1.16 "Restrac Hire" - The complete Restrac Hire software product identified in Exhibit A, which consists of an integrated staffing solution using Restrac's database software and the resume scanning and retrieval technology of the Restrac Resume Reader product.

1.17 "Restrac Marks" - The "Restrac", "Resume Reader" and "Restrac Hire" trademarks which are owned by Restrac.

1.18 "Restrac Representative" - An individual designated by Restrac to be PeopleSoft's contact at Restrac's principal office in Dedham, Massachusetts, to whom all orders for Resume Reader for PeopleSoft are sent.

1.19 "Term" - The period this Agreement is in effect, or until [****].

1.20 "Territory" - The United States of America and Canada, including their territories.


2. TERMINATION OF DISTRIBUTION AGREEMENT

The Distribution Agreement is hereby terminated by mutual agreement of the parties, and shall be of no further force and effect, and all rights and obligations under such Agreement are terminated except as specifically provided herein.

3. LICENSE GRANTS

3.1 Restrac grants to PeopleSoft a nonexclusive, nontransferable, perpetual license to use the Interface in source code and object code form on a royalty-free basis for any and all purposes determined by PeopleSoft in its sole discretion without limitation (except as provided below), to make copies of the Interface, to modify the Interface, and to make derivative works based thereon, and to grant third parties rights to use the Interface. During the Term, PeopleSoft will not use the Interface or grant third parties the right to use the Interface, for the purpose of developing an interface to another software product which performs the functions of Resume Reader. Subject to the foregoing license, Restrac retains ownership of the Interface, including ownership of all copyright, patent, and other intellectual property rights. Both party's rights to the Interface described by this Article 3.1 (including the right to use, modify and distribute the Interface) shall be perpetual, and shall survive the termination of this Agreement.

3.2 Restrac grants to PeopleSoft a nonexclusive, nontransferable license to use the Resume Reader software in object code form during the Term, in object code form internally for the management of PeopleSoft's business, for demonstration purposes in accordance with PeopleSoft's standard policies for

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demonstration of the PeopleSoft HRMS, and for development purposes in furtherance of this Agreement (but not for the development of competing products).

3.3 PeopleSoft grants to Restrac a nonexclusive, nontransferable license during the Term to use the PeopleSoft HRMS and related documentation internally for the management of Restrac's business, for demonstration purposes in accordance with Restrac's standard policies for demonstration of Restrac Hire, and for development purposes in furtherance of this Agreement (but not for the development of competing software products).

3.4 Restrac acknowledges PeopleSoft's representation that it is the owner of all right, title and interest in and to the PeopleSoft Marks. PeopleSoft acknowledges Restrac's representation that it is the is the owner of all right, title and interest in and to the Restrac Marks. Restrac grants to PeopleSoft a nonexclusive, nontransferable, royalty free license to use the Restrac Marks, and PeopleSoft grants to Restrac a nonexclusive, nontransferable, royalty free license to use the PeopleSoft Marks; provided that neither party may use the marks of the other party except in connection with the distribution, advertisement, and promotion of Resume Reader for PeopleSoft. Each party reserves the right to review and approve all promotional material and written information pertaining to the Resume Reader for PeopleSoft software, and to prescribe policies limiting the other party's use of its trademarks and logos, including but not limited to trademark usage and advertising policies. Except as otherwise provided herein, neither party shall have any right, interest or claim in or to the trademarks or logo of the other. All rights conferred upon a party pursuant to this Article 3.4 shall cease upon termination or expiration of this Agreement.

4. JOINT MARKETING

4.1 PeopleSoft and Restrac will each use their respective best efforts to complete a marketing plan ("Marketing Plan") defining each party's responsibilities to the joint marketing effort by February 28, 1995. The responsibilities outlined in the Marketing Plan will include sales incentive programs, joint demonstrations, product cross-training, use of each other's education and office facilities on an as-available basis, Restrac participation in PeopleSoft's user conference and Regional Users Groups (as requested and permitted by the steering committee and client organizers of the groups), attendance at relevant sales meetings from time to time, product success stories in the PeopleSoft newsletter, mailings to prospects and clients announcing the relationship, and continuous access to PeopleSoft's client lists.

4.2 PeopleSoft will use reasonable commercial efforts to promote the sale of, and to develop a worldwide market demand for, Resume Reader for PeopleSoft licenses pursuant to the Marketing Plan. PeopleSoft shall include a description of the PeopleSoft Recruitment Interface software and Resume Reader for PeopleSoft in all advertising, marketing literature and documentation relating to the Recruitment Module of the PeopleSoft HRMS.

4.3 PeopleSoft shall use reasonable commercial efforts to ensure that its sales force makes all prospective licensees of the PeopleSoft HRMS aware of the availability of Resume Reader for PeopleSoft.

4.4 In the event that PeopleSoft breaches the terms contained in this Article 4, Restrac may, as its sole remedy for such breach, either terminate this Agreement [,********************].

5. RESPONSIBILITIES OF PEOPLESOFT

5.1 PeopleSoft will make the PeopleSoft Recruitment Interface available to all PeopleSoft clients for no additional charge as part of the Recruitment Module to the PeopleSoft HRMS. The PeopleSoft Recruitment Interface will be delivered with the PeopleSoft HRMS to all new clients, and will be delivered to all existing PeopleSoft clients with the upgrade to Version 4 of the PeopleSoft HRMS.

5.2 PeopleSoft will provide maintenance and support for the PeopleSoft Recruitment Interface at no additional charge to all clients who are under a maintenance contract with PeopleSoft for the PeopleSoft


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HRMS. PeopleSoft will ensure that Restrac is provided with the current version of the source code to the PeopleSoft Recruitment Interface on an ongoing basis.

5.3 PeopleSoft will work with Restrac to troubleshoot problems with the PeopleSoft Recruitment Interface and the Resume Reader for PeopleSoft product, and will maintain and enhance the PeopleSoft Recruitment Interface so that it remains compatible with future versions of the PeopleSoft HRMS and Resume Reader at no fee to Restrac. PeopleSoft will work with Restrac to ensure that the Interface connects to the PeopleSoft database and to PeopleSoft Security.

5.4 PeopleSoft will provide Restrac with copies of all documentation that it currently has available regarding the use of, development of, or training for, Resume Reader for PeopleSoft and/or the Interface. PeopleSoft grants Restrac a perpetual, nonexclusive, royalty free (provided Restrac does not charge a fee) license to use such to modify, copy, and distribute such documentation, and to grant third parties the right to use such documentation, provided that ownership of the documentation and all copyright and other intellectual property rights remains with PeopleSoft. Restrac's license to use such documentation shall survive the expiration or termination of this Agreement.

5.5 PeopleSoft may prepare sales materials describing Resume Reader for PeopleSoft; provided that all such materials will be subject to Restrac's approval which will not be unreasonably withheld or delayed. PeopleSoft will not make any representations concerning the Resume Reader software except as described by approved sales materials or as otherwise authorized by Restrac. PeopleSoft will provide Restrac with copies of all sales materials relating to Resume Reader for PeopleSoft as PeopleSoft makes available for its own salespeople, at no charge, and Restrac may reproduce such materials at its own expense, provided that all copyright trademark and other proprietary markings are reproduced. Such materials shall remain the property of PeopleSoft and except insofar as they are distributed by Restrac in the course of his performance of duties under this Agreement, must be promptly returned to PeopleSoft upon expiration or termination of this Agreement.

5.6 During the Term, each party will provide the other with product and telephone support for internal use copies of their respective products without charge.

6. RESTRAC RESPONSIBILITIES

6.1 Restrac will be responsible for providing delivery, installation and support services for Resume Reader to all End Users at no fee to PeopleSoft (except as specifically provided by Article 11 of this Agreement).

6.2 Restrac will provide PeopleSoft with reasonable information and assistance in order to ensure that the Interface remains compatible with future versions of Resume Reader at no fee to PeopleSoft. Restrac shall work with PeopleSoft to ensure that the Interface connects to the PeopleSoft database and to PeopleSoft Security.

6.3 Restrac will provide PeopleSoft with such sales materials relating to Resume Reader and/or Resume Reader for PeopleSoft as Restrac makes available for its own salespeople, at no charge, and PeopleSoft may reproduce such materials, provided that all copyright trademark and other proprietary markings are reproduced. Such materials shall remain the property of Restrac and except insofar as they are distributed by PeopleSoft in the course of his performance of duties under this Agreement, must be promptly returned to Restrac upon expiration or termination of this Agreement.




7. DEVELOPMENT RE-EVALUATION




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Upon general availability of PeopleTools 4, PeopleSoft and Restrac development teams will re-evaluate how to connect Restrac Resume Reader to the PeopleSoft HRMS. As of the Effective Date, PeopleSoft's expectation is that PeopleTools 4 will eliminate the need for the PeopleSoft Recruitment Interface.

8. PRICING

Restrac's prices for licenses of Resume Reader for PeopleSoft, and associated maintenance and services, shall be as set forth in Exhibit B attached hereto. Such prices shall be subject to change at Restrac's sole discretion; provided that Restrac will give PeopleSoft at least sixty (60) days prior notice of any price change; and further provided that no such price change shall affect orders received by Restrac prior to notifying PeopleSoft of such price change.

9. REFERRAL FEES

9.1 Orders. PeopleSoft may place an order for a Checkbox Sale by forwarding a signed order from the prospective End User in the form attached hereto as Exhibit C to the Restrac Representative. The Restrac Representative will indicate acceptance of an order by returning a fully executed order to the PeopleSoft sales representative, and Restrac's signature will confirm the prices and terms and conditions of the order.

9.2 Qualified Referrals. In the event that PeopleSoft requests assistance from Restrac in closing a sale of a Resume Reader for PeopleSoft license to an account, PeopleSoft may refer the account to Restrac by sending a completed Referral Worksheet to the Restrac Representative. The Restrac Representative will accept every referral by returning a fully executed Referral Worksheet, indicating that the Referral has been accepted by Restrac and further indicating whether the referral is a Qualified Referral entitling PeopleSoft to a referral fee on a sale of a Restrac Hire license in accordance with Article 9.4.

9.3 Referral Fees. Restrac will pay to PeopleSoft a Referral Fee for every sale of a license for Resume Reader for PeopleSoft made by Restrac within or outside the Territory during the term of this Agreement. For any sales of Resume Reader for PeopleSoft licenses made on or before August 15, 1995, this percentage will be [****]. Between August 15, 1995 and August 30, 1995, Restrac and PeopleSoft will evaluate the division of responsibilities in sales of Resume Reader for PeopleSoft licenses that have occurred during the first 11 1/2 months of the Agreement, and the referral percentage will be adjusted effective August 15, 1995 as set forth below:

         If 70% or more of the sales of Resume Reader for PeopleSoft licenses are "Checkbox Sales", the referral percentage will increase to [**]. If less than 30% of the sales of Resume Reader for PeopleSoft licenses result from "Checkbox Sales", the referral percentage will decrease to [**].

Otherwise, the referral percentage will either remain at [**] or only upon mutual written agreement of the parties, may be determined on a case by case basis (at either [****], dependent upon the relative involvement of Restrac and PeopleSoft sales staff in the sale.

9.4 Sales of Restrac Hire. Under no circumstances will Referral Fees be payable by Restrac in connection with a sale of a license for any Restrac product other than Resume Reader for PeopleSoft, including Restrac Hire. In the event that, within nine (9) months after accepting a "Qualified Referral" from PeopleSoft, Restrac closes a sale of a license for Restrac Hire in lieu of Resume Reader for PeopleSoft, to the same company and business unit set forth in the Referral Worksheet, Restrac shall pay to PeopleSoft a Referral Fee equal to the amount that PeopleSoft would have received had Restrac sold a license for the equivalent number of seats of Resume Reader for PeopleSoft (assuming that any discount applied to the sale of Restrac Hire would have been applied at the same rate to a sale of Resume Reader for PeopleSoft).

9.5 Payments / Reporting. Referral Fees shall only be payable with respect to accounts collected by Restrac. Within thirty days after the end of each calendar quarter, Restrac will report and pay to PeopleSoft all Referral Fees due based upon collections made in the quarter in question, including a statement of the manner in which the Referral Fees are calculated.

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10. COOPERATIVE RELATIONSHIP

10.1 The parties will work together on a continuing basis to resolve or minimize technical problems and work out strategies for approaching prospective customers in ways that avoid or minimize sales channel conflicts. In the event that, in connection with a Qualified Referral, the prospective client expresses an interest in the functionality of the full Restrac Hire product, Restrac will work with the PeopleSoft sales representative to determine an appropriate sales strategy. In the event that a sale of a Restrac Hire license is consummated with a company as a result of a Qualified Referral, Restrac shall pay PeopleSoft a Referral Fee in accordance with the provisions of Article 9.4.

10.2 Upon completion of a sale of a Resume Reader for PeopleSoft license, the Restrac Representative will contact an account manager designated by PeopleSoft in order to coordinate the implementation of the Interface and the Resume Reader software. Restrac and PeopleSoft will each provide the other with such consultation, and technical assistance as is reasonably necessary to ensure that the implementation of Resume Reader for PeopleSoft is successful.

10.3 Restrac and PeopleSoft will participate in monthly status meetings (which may be by phone), to discuss any issues and problems which may arise in connection with the joint marketing arrangement. Each party will designate a relationship manager who will participate in these calls and to whom ongoing questions and issues may be addressed. Both Restrac and PeopleSoft will also designate a sales representative, a marketing representative, and a technical representative to represent issues and concerns in their respective areas of responsibility and to participate periodically in the status meetings.

10.4 While this Agreement remains in effect and for six months thereafter, neither party will (without the other's written consent) solicit for hire any person who is then an employee of the other party or otherwise induce such person to leave his employment. This section shall not apply to general recruiting advertisements.

11. EXISTING ACCOUNTS

11.1 Restrac agrees to assume responsibility for the installation, training, and support of the Resume Reader for PeopleSoft systems sold by PeopleSoft under the terms of the Distribution Agreement prior to its termination which are listed in Exhibit F to this Agreement, provided that PeopleSoft provides Restrac with the resources and additional royalty payments described by this Article.

11.2 PeopleSoft will pay to Restrac an additional royalty equal to 15% of the total software license fees received by PeopleSoft, as compensation for the first year of maintenance to be provided by Restrac, and will pay Restrac $1,000 per day for the number of days determined by PeopleSoft to be necessary to install the Resume Reader software and provide user training for each End User who had been granted a license to use Resume Reader for PeopleSoft under the terms of the Distribution Agreement. PeopleSoft will also reimburse Restrac for reasonable travel expenses incurred by Restrac personnel in the performance of such installation and training services for these existing accounts.

11.3 PeopleSoft will assign account managers who will work with Restrac to smoothly transition these accounts to Restrac, and will prepare and deliver a common message to such clients regarding what services were included in the base system price, and communicating that additional services beyond that baseline level are billable.


[*********]


[*] Confidential treatment requested




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[*****












                                                                         *****]


13. CONFIDENTIALITY

13.1 Each party agrees to use reasonable commercial efforts to hold business and technical information of the other party which is identified as being confidential in strict confidence and not to use such information for any purpose other than in connection with this Agreement for a period of five years after the disclosure of such information.

13.2 Notwithstanding the foregoing, a party's obligation of confidentiality will not apply with respect to information which: (a) is or comes to be publicly available without breach of this Agreement,; (b) is known to the receiving party prior to its disclosure; (c) is rightfully obtained from a third party without restriction on use or disclosure; (d) is independently developed by the receiving party without reference to the disclosing party's confidential information; or (e) is required to be disclosed by court or governmental order.

13.3 The provisions of this Article 13 shall survive the expiration or termination of this Agreement.


14. PATENT AND COPYRIGHT INDEMNITY.

14.1 PeopleSoft shall indemnify and defend Restrac against any claims that PeopleSoft's HRMS, Financial software, or any portion of either, infringes any United States or Canadian patent or copyright; provided that PeopleSoft is given prompt notice of such claim and is given information, reasonable assistance, and sole authority to defend or settle the claim. PeopleSoft shall have no liability if the alleged infringement is based on: (i) a modification of the software by anyone other than PeopleSoft; (ii) use of the software with

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
equipment not recommended or approved by PeopleSoft; or (iii) use of the software other than in accordance with the documentation.

14.2 Restrac shall indemnify and defend PeopleSoft against any claims that the Resume Reader software, or any portion thereof, infringes any United States or Canadian patent or copyright; provided that Restrac is given prompt notice of such claim and is given information, reasonable assistance, and sole authority to defend or settle the claim. Restrac shall have no liability if the alleged infringement is based on: (i) a modification of the software by anyone other than Restrac; (ii) use of the software with equipment not recommended or approved by Restrac; or (iii) use of the software other than in accordance with the documentation.

15. LIMITATION OF LIABILITY.

EXCEPT FOR VIOLATIONS OF THE OTHER PARTY'S INTELLECTUAL PROPERTY RIGHTS, NEITHER PARTY WILL BE LIABLE FOR INDIRECT, INCIDENTAL, SPECIAL, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO LOST DATA OR LOST PROFITS, HOWEVER ARISING, EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. EXCEPT FOR DAMAGES INCURRED UNDER ARTICLE 14, ENTITLED "PATENT AND COPYRIGHT INDEMNITY", OR VIOLATIONS OF THE OTHER PARTY'S INTELLECTUAL PROPERTY RIGHTS, NEITHER PARTY'S LIABILITY FOR DAMAGES UNDER THIS AGREEMENT SHALL EXCEED THE AMOUNT PAID BY RESTRAC TO PEOPLESOFT FOR THE YEAR PRIOR TO THE DATE THE CLAIM AROSE. THE PARTIES AGREE TO THE ALLOCATION OF LIABILITY RISK WHICH IS SET FORTH IN THIS SECTION.

16. TERM AND TERMINATION

16.1 Unless sooner terminated as provided herein, this Agreement shall expire on [****]. The parties may extend the term of this Agreement by mutual consent. Restrac's obligation to pay Referral Fees to PeopleSoft for any orders or referrals accepted prior to [****] shall survive the termination of this Agreement.

16.2 This Agreement may be terminated by either party in the event of a material breach by the other that has not been cured within sixty (60) days after written notice thereof.

16.3 Upon termination of this Agreement, each party shall promptly return to the other all of the other's software and documentation and all confidential information of the other party in its possession or control.

17. GENERAL

17.1 All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered to the attention of a party's President, at such party's address set forth on the first page of this Agreement or such other address as shall have been provided by notice hereunder.

17.2 The parties are independent contractors, and neither is authorized to represent or bind the other except as expressly set forth in this Agreement.

17.3 A party's rights and obligations under this Agreement are not assignable other than to its parent or subsidiary or successor to substantially all of its business. Subject to the foregoing, this Agreement is binding upon and will inure to the benefit of a party and its successors and assigns.

17.4 This Agreement may not be modified, nor may any of its provisions be waived, except by an instrument signed by the party against whom such modification or waiver is to be enforced.

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17.5 Any action arising out of this Agreement must be brought, if at all, within two years after the claim on which it is based arises.

17.6 The failure of a party to perform this Agreement shall be excused as long as such performance is delayed by reason of strikes, war, fire, acts of God or other causes beyond such party's reasonable control.

17.7 This Agreement, including Exhibits A-F hereto, which are incorporated herein by reference, embodies the entire agreement and understanding between Restrac and PeopleSoft with respect to the subject matter hereof and supersedes any prior agreements and understandings between the parties hereto, including the Distribution Agreement and Letter of Intent dated November 22, 1994. If any provision of this Agreement shall be otherwise unlawful, void, or for any reason unenforceable, then that provision shall be enforced to the maximum extent permissible so as to effect the intent of the parties. In either case, the remainder of this Agreement shall continue in full force and effect.

17.8 The headings of the articles used in this Agreement are included for convenience only and are not to be used in construing or interpreting this Agreement.

17.9 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on their behalf by their duly authorized officers as of the date set forth above.

MICROTRAC SYSTEMS, INC. D.B.A RESTRAC            PEOPLESOFT, INC.

BY:   /s/ Lars D. Perkins                        BY:   /s/ Robert D. Finnell
      -------------------------                        -------------------------
NAME:     Lars D. Perkins                        NAME:     Robert D. Finnell
      -------------------------                        -------------------------
TITLE:    President                              TITLE:    Corporate Counsel
      -------------------------                        -------------------------
DATE:                                            DATE:
   -------------------------                         -------------------------


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                                    EXHIBIT A
                            RESTRAC SOFTWARE PRODUCTS

RESUME READER: The Restrac Resume Reader software consists of three Windows-based components-- Resume Scanner, Resume Indexer and Resume Finder.

    Resume Scanner

    Resume Scanner is used to drive the optical scanner to acquire the resume image, and run OCR on the image to produce text. During scanning, applicant profile information is extracted from the resume, placed into a temporary data form for verification by the scanner operator and then merged into the applicant database (either Restrac Hire or PeopleSoft Recruitment). The Resume Scanner software includes the ability to interface with the PeopleSoft recruitment module via a configurable SQL script file. Resume Scanner also checks for duplicate resumes, compresses images for storage and names the OCR'd text files.

    Resume Indexer

    Resume Indexer is used to index each newly scanned resume so it can be retrieved at a later time. Typically, it is run by the system administrator whenever a new batch of resumes has been received. Every word in the resume is indexed, forming a searchable textbase that managers and recruiters can query via Resume Finder.

    Resume Finder

    Resume Finder is used by recruiters and managers to retrieve qualified candidates for open positions. Users retrieve candidates by constructing queries made up of "search topics" that are selected from a predefined library and adding specific words and phrases of their own. Search topics are high level concepts (such as "Unix Programmer") that Resume Finder translates into related skill words when searching the resume textbase. Resume Finder comes with a "Topic Builder utility", which allows users who have been through a separate Topic Builder training course to modify and add to the predefined library of search topics. Individual "search topics" can be weighted, using a slider bar, to indicate their importance. For example, the user can weight a Bachelor's degree as required and a Master's as desirable. The search returns a ranked list of candidates from which individual resume images and text can be viewed. Selected resumes can then be printed on a laser printer. Support for fax and E-Mail (CC:Mail and Microsoft Mail) is also built in.

RESTRAC HIRE:

Restrac Hire is a complete employment management system that integrates the Resume Reader software described above (Resume Scanner, Resume Indexer and Resume Finder) with an applicant tracking and requisition management database through a tool called the recruiting workbench. From within Restrac Hire, applicant correspondence can be generated, and reports on recruiting activity can be generated. Technically, Restrac Hire is a Windows, client/server-based application that supports multiple SQL RDBMSs.

                                    EXHIBIT B
                                   PRICING FOR
                          RESUME READER FOR PEOPLESOFT

     STARTER SYSTEM

- ---------------------------------------------------------------------------------------------------------------------------
         ITEM                                      DESCRIPTION                                         PRICE
- ---------------------------------------------------------------------------------------------------------------------------
 STARTER SYSTEM           Assumes 1 site and includes software license, 1st yr.                        [****]
                             maintenance, installation and training.
                          Software:  license for 1 Scanner Workstation and 4 Finder
                             Workstations [****]
                          Installation [****]
                          Training:  1 day at client site--Scanner Module and Finder
                             Module Training for up to 5 Users [****]
- ---------------------------------------------------------------------------------------------------------------------------
 SCANNER HARDWARE         Choose 1 option (includes scanner hardware and 1st yr.
                             maintenance)
                          Low Volume Fujitsu M3096G System:  up to 500 pages per day                   [****]
                          High Volume Fujitsu M3097G System:  500-750 pages per day                    [****]
- ---------------------------------------------------------------------------------------------------------------------------




     ADDITIONAL OPTIONS


- ---------------------------------------------------------------------------------------------------------------------------
          ITEM                                     DESCRIPTION                                         PRICE
- ---------------------------------------------------------------------------------------------------------------------------
 ADDITIONAL WORKSTATION
 LICENSES                 Includes software license, installation and 1st yr. maintenance
                          Scanner Workstation License                                                   [****]
                          Finder Workstation Licenses (price listed per station)
                               1-4                                                                      [****]
                               5-10                                                                     [****]
                               11-20                                                                    [****]
                               21+                                                                      [****]
- ---------------------------------------------------------------------------------------------------------------------------
 ADDITIONAL TRAINING
 (AT CLIENT SITE)         Taken with Starter System Training                                  [****] per module, per user
                          Taken after Starter System Training                                  total module price plus
                                                                                                       [****]day
                          Topic Builder (for tailoring the standard library of search                  [****]
                             terms--1 day)
- ---------------------------------------------------------------------------------------------------------------------------
 OTHER OPTIONS            Fax Out for Recruiters (LAN must be running Novell Netware)              [****] per site
                          Connecting Multiple Sites to a Central Site (includes              [****] (central site only)
                          software, installation and 1st yr. maintenance)
- ---------------------------------------------------------------------------------------------------------------------------


NOTE: ENTERPRISE LICENSES ARE AVAILABLE, AND WILL BE QUOTED ON A CASE BY CASE BASIS

[*] Confidential treatment requested

                                    EXHIBIT C

                 RESUME READER FOR PEOPLESOFT LICENSE ORDER FORM

STARTER SYSTEM


- -----------------------------------------------------------------------------------------------------------------------
      ITEM                                  DESCRIPTION                                       PRICE              QTY
- -----------------------------------------------------------------------------------------------------------------------
 STARTER SYSTEM     Assumes 1 site and includes software license, 1st yr.                     [****]
                       maintenance, installation and training.
                    Software:  license for 1 Scanner Workstation and 4 Finder
                       Workstations [****]
                    Installation [****]
                    Training:  1 day at client site--Scanner Module and Finder
                       Module Training for up to 5 Users [****]                                                          $
- ---------------------------------------------------------------------------------------------------------------------------------
 SCANNER HARDWARE   Choose 1 option (includes scanner hardware and 1st yr.
                       maintenance)
                    Low Volume Fujitsu M3096G System:  up to 500 pages per day                [****]                     $
                  ---------------------------------------------------------------------------------------------------------------
                    High Volume Fujitsu M3097G System:  500-750 pages per day                 [****]                     $
                  ---------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------





ADDITIONAL OPTIONS

- -----------------------------------------------------------------------------------------------------------------------
       ITEM                                 DESCRIPTION                                       PRICE              QTY
- -----------------------------------------------------------------------------------------------------------------------

 ADDITIONAL
 WORKSTATION        Includes software license, installation and 1st yr.
 LICENSES              maintenance
                    Scanner Workstation License                                               [****]                     $
                  -----------------------------------------------------------------------------------------------------------------
                    Finder Workstation Licenses
                         1-4                                                           [****] (per station)
                         5-10                                                                 [****]
                         11-20                                                                [****]
                         21+                                                                  [****]                     $
- -----------------------------------------------------------------------------------------------------------------------------------
 ADDITIONAL
    TRAINING        Taken with Starter System Training                               [****] per module, per user         $
 (AT CLIENT SITE)
                  -----------------------------------------------------------------------------------------------------------------
                    Taken after Starter System Training                               total module price plus            $
                                                                                              [****]day

                  -----------------------------------------------------------------------------------------------------------------
                    Topic Builder (for tailoring the standard library of search               [****]                     $
                       terms--1 day)
- -----------------------------------------------------------------------------------------------------------------------------------
 OTHER OPTIONS      Fax Out for Recruiters (LAN must be running Novell Netware)           [****] per site                $
                  -----------------------------------------------------------------------------------------------------------------
                    Connecting Multiple Sites to a Central Site (includes                     [****]
                       software, installation and 1st yr. maintenance)                  (central site only)              $
- -----------------------------------------------------------------------------------------------------------------------------------



NOTE: ENTERPRISE LICENSES ARE AVAILABLE, AND WILL BE QUOTED ON A CASE BY CASE BASIS

                                                                                            TOTAL               $

                                                                                                                ==================


Payment terms are net 30 days from delivery. If services are rescheduled with less than 30 days notice the customer may incurr an additional rescheduling fee equal to [****] of services fees. Resume Reader for PeopleSoft licenses are subject to the Resume Reader for PeopleSoft Software License Terms and Conditions (Rev. 1/95), a copy of which has been provided to customer.

My signature below constitues an order of the products set forth above for the prices and under the terms contained in this Order Form.

[*] Confidential treatment requested


- -------------------------------        ------------------        --------------
         Name Printed                       Signature                   Date

Ship                                        Bill
     --------------------------                     --------------------------
To:                                         To:
     --------------------------                     --------------------------

     --------------------------                     --------------------------

Purchase Order #
                           --------------------------
PeopleSoft Sales Manager:
                           --------------------------     ----------------------
                                                                 Signature

Company Name:
                     ----------------------------------------------------
Address:
                     ----------------------------------------------------
City, State, Zip:
                     ----------------------------------------------------
Key Contact:                                         Title:
                     ------------------------                ----------------
Phone Number:
                     ------------------------

                                   RESTRAC
                         RESUME READER FOR PEOPLESOFT
                    SOFTWARE LICENSE TERMS AND CONDITIONS


LICENSE: Restrac hereby grants to the customer ("Customer") identified on the attached Restrac Order Form ("Order Form") a non-exclusive, nontransferable license ("License") to use the Resume Reader for PeopleSoft software and related documentation ("Software") for Customer's internal business purposes, on the number of workstations set forth on the Order Form, in consideration of the fees specified therein. The number of workstations with access to the Software will be limited to the number set forth on the Order Form, unless Customer pays an additional license fee in accordance with Restrac's then current price list. Customer may make a reasonable number of copies of the Software for backup and archival purposes; no other copies may be made. Customer agrees not to cause or permit the reverse engineering, disassembly or decompilation of the Software. The Software is a proprietary product of Restrac, and Customer agrees to reproduce Restrac's proprietary rights notices on all permitted copies of the Software and to use other reasonable measures to safeguard and keep confidential the Software. Subject to this License, Restrac retains all right, title and interest in and to the Software and all copies thereof.

LIMITED WARRANTY: Restrac warrants that for a period of ninety (90) days following delivery, the Software will operate substantially as documented. Customer's sole remedy under this warranty will be the correction or replacement of defective Software returned to Restrac during the warranty period, or if Restrac is unable to correct a deficiency in any Software returned during the warranty period, Customer may terminate its License and receive a refund of the License fees paid for such Software.

EXCEPT FOR THE LIMITED WARRANTY SET FORTH ABOVE, RESTRAC DISCLAIMS ANY AND ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

PROPRIETARY RIGHTS INDEMNITY: Restrac will defend at its own expense any action against Customer based upon a claim that the Software in the form furnished to Customer hereunder infringes a U.S. copyright or patent; provided that Restrac is given prompt notice of such claim and is given information, reasonable assistance, and sole authority to defend or settle the claim. In the defense or settlement of the claim, Restrac may obtain for Customer the right to continue using the Software, or replace or modify the Software so that the use thereof becomes non-infringing. Restrac will not be liable for any infringement claim based upon the use of the Software other than in accordance with its documentation, or in combination with any hardware or software not provided, recommended or approved by Restrac.

LIMITATION OF LIABILITY: RESTRAC'S ENTIRE LIABILITY TO CUSTOMER AND CUSTOMER'S SOLE REMEDY HEREUNDER FOR ANY CAUSE, REGARDLESS OF THE FORM OF ACTION, WILL BE LIMITED TO THE LICENSE FEES PAID TO RESTRAC FOR THE PRODUCT THAT CAUSED THE DAMAGES OR IS THE SUBJECT MATTER OF THE CLAIM. IN NO EVENT WILL RESTRAC BE LIABLE FOR ANY DAMAGES FOR LOST PROFITS OR OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES, EVEN IF ADVISED OF THE POSSIBILITY OF SAME.

TERM AND TERMINATION: The License will be perpetual, unless sooner terminated as provided herein. Customer may terminate the License at any time, and Restrac may terimate the License if Customer breaches this License and fails to cure such breach within 30 days after receipt of written notice therof. Upon termination, Customer agrees to either return or certify to Restrac the destruction of, all copies of the Software.

EXPORT: Customer will be responsible for compliance with all legal requirements applicable to exports of Software made by it.

U.S. GOVERNMENT RESTRICTED RIGHTS: The Software is provided with RESTRICTED AND LIMITED RIGHTS. Use, duplication, or disclosure by the Government are subject to restrictions as set forth in FAR 227.17 (June 1987) Alternate III(g)(3) (June 1987), FAR 52.227-19 (June 1987), or DFARS
52.227-7013(c)(1)(ii) (June 1988), as applicable, and their successor provisions. Contractor/Manufacturer is Restrac, One Dedham Place, Dedham, MA 02026.

GOVERNING LAW: This Agreement will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

ENTIRE AGREEMENT: This Agreement sets forth the entire understanding of the parties on the subject hereof, and may only be modified in a writing signed by both parties. Any terms set forth in a document which is not incorporated in this Agreement, (including but not limited to a purchase order of Customer), will be without legal force or effect.

        RESTRAC, ONE DEDHAM PLACE, DEDHAM, MASSACHUSETTS 02026 (617) 320-5600 (REV. 1/95)
*PeopleSoft is a registered trademark of PeopleSoft, Inc. 1331 North California Boulevard, Walnut Creek, CA 94546

                                    EXHIBIT D
                          RESUME READER FOR PEOPLESOFT
                               REFERRAL WORKSHEET

Date Submitted:
                    -------------------------
PeopleSoft
Sales Manager:
                    -------------------------
Phone:
                    -------------------------
Signature:
                    -------------------------


ACCOUNT PROFILE INFORMATION:

Prospect:
                    ------------------------------------------------------
Address:
                    ------------------------------------------------------
City, State, Zip:
                    ------------------------------------------------------
Key Contacts:
                    -------------------------      -----------------------
Title:
                    -------------------------      -----------------------
Phone:
                    -------------------------      -----------------------
Current HRMS:                          If PeopleSoft, Version #:
                    ------------------                          ----------------
Current Recruitment Software:
                    ------------------------------------------------------
Current Resume Scanning Software:
                    ------------------------------------------------------
Estimated Number of Workstations Needing Access to Resume Reader for PeopleSoft:

                    ------------------------------------------------------

Number of Resumes per Year:
                                   ------------------
Numbers of Employees at this location:                      Worldwide:
                                        ------------------             ---------
RDBMS:              Operating System:                      Server Type:
      -----------                       ------------------             ---------

Number of Recuiters:
                      -------------------
Budget:                                         Timeframe:
                      -------------------                  -------------------

                                 [RESTRAC LOGO]

                                 LEAD ACCEPTANCE

Date Accepted:                              By:
                      -------------------                  -------------------
                                                                Signature

Qualified Restrac Hire Referral: Yes or No
                                 ---------
                                 Circle One

Restrac Hire Disqualification Reason:
                                          ---------------------------------

                                    EXHIBIT E

                              MINIMUM SALES TARGETS

                          RESUME READER FOR PEOPLESOFT

[*****



                                                                        *****]

                              ------------------------------------------------------------------------------
                                                                 Period
                              ------------------------------------------------------------------------------
                                    [****]               [****]             [****]             [****]
- ------------------------------------------------------------------------------------------------------------
   Sales Units per Period           [****]              [****]              [****]             [****]
- ------------------------------------------------------------------------------------------------------------
   Cumulative Sales Units           [****]              [****]              [****]             [****]
- ------------------------------------------------------------------------------------------------------------




* Each sale of a starter Resume Reader for PeopleSoft system to an independent business unit of a company is considered a Sales Unit. (Sales of software purchased to add-on to an existing Resume Reader for PeopleSoft system are not considered in determining the number of Sales Units.)

[*] Confidential treatment requested

                                    EXHIBIT F

                                EXISTING ACCOUNTS

LICENSEE                                    LICENSE DATE               MAINTENANCE END

AT&T / HRISO                                12/30/93                   12/20/94

BATTELLE PACIFIC NORTHWEST LAB              9/21/94                    9/21/95

BLUE CROSS/BLUE SHIELD NJ                   5/16/94                    5/16/95

CDSI

DIRECTV, INC.                               6/24/94                    6/25/95

JOHNS HOPKINS UNIV. APL                     6/10/94                    6/10/95

OTTERTAIL POWER CO.                         6/26/94                    6/8/95

RAINBOW PROGRAMMING                         6/30/94                    6/30/95

VITRO CORP                                  11/15/93                   11/15/94